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                                                                   EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 18, 1996, with respect to the Consolidated Financial Statements of SCH International Limited in the Registration Statement (Form S-1 No. 333-18327) and related Prospectus of Caribiner International, Inc. for the registration of 2,159,930 shares of its common stock.

                                          /s/  Ernst & Young
                                          Chartered Accountants

London, England February 7, 1997